Wildermuth Endowment Strategy Fund

Supplement No. 3 dated March 10, 2018

to the Fund’s Statement of Additional of Information

for Class A, C and I Shares dated May 1, 2017

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s current Statement of Additional Information (“SAI”), and should be read in conjunction with the SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the SAI.

The Wildermuth Endowment Strategy Fund’s (the “Fund”), most recent fiscal year ended December 31, 2017.

Under rules of the Securities and Exchange Commission (the “SEC”), the Fund is required to mail financial statements audited by the Fund’s independent public accountant, within 60 days of that date. On February 28, 2018, the Fund’s engagement with its auditor, BBD, LLP (“BBD”), was terminated. The Fund is actively engaged in the process of engaging a new independent public accounting firm that will complete the audit as soon as practicable. Because of the timing associated with the termination of the Fund’s audit engagement with BBD, the Fund applied to the SEC for an extension of time to file and mail its audited financial statements for 2017, and the extension was granted as of the close of business on March 9, 2018.

In the near term, the Fund will focus on engaging a new auditor and completing the audit as soon as possible. Until the Fund’s audited financial statements are complete and filed, the Fund will halt its current offering of shares and will not sell new shares to prospective investors. The Fund will continue to make regular distributions to shareholders pursuant to its distribution policy, although those distributions will be payable in cash only. The Fund will also initiate its regular quarterly repurchase offer for the quarter ending March 31, 2018, and expects to send notice of the offer to shareholders at or around the time that audited financials are complete and filed with the SEC.

Please retain this Supplement with your SAI for future reference. The SAI is available upon request and without charge by calling the Fund at 1-888-889-8981.